Variant Alternative Lending Fund
Schedule of Investments
January 31, 2025 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/Principal	Fair Value	Percent of Net Assets

Investment in credit facilities - 11.8%
Real Estate Debt - 2.6%
Beehive Hospitality, Integrity RS, Beehive Hospitality Ascent PC, Lonestar Hospitality WX, Bayou Hospitality SH, and Armanda Prime(a)(c)(d)	15.00%	-	-	-	12/19/2024	2/7/2025	$890,989	$890,989	2.6%
							890,989	890,989	2.6
Specialty Finance - 9.2%
Copperpot Finance, LLC(a)(b)(d)	15.54%	30 Day Avg. SOFR	11.00%	-	11/29/2024	11/26/2028	450,000	450,000	1.3
IOM Media Ventures Inc.(a)	14.00%	-	-	-	12/24/2024	12/20/2029	600,000	600,000	1.7
Kili Purchasing, LLC(a)(d)	13.40%	-	-	-	12/20/2024	12/18/2027	997,573	997,573	2.9
Station Road Capital Management II, LLC(a)(d)	13.00%	-	-	-	11/25/2024	1/12/2027	1,157,570	1,157,570	3.3
							3,205,143	3,205,143	9.2
Total investment in credit facilities							4,096,132	4,096,132	11.8

Investments in money market instruments - 81.7%
Goldman Sachs Financial Square Government Fund, Institutional Shares(e)	4.35%	-	-	28,411,068	-	-	28,411,068	28,411,068	81.7
Total investment in money market instruments							28,411,068	28,411,068	81.7

Total Investments (cost $32,507,200)								$32,507,200	93.5%
Other assets less liabilities								2,257,487	6.5
Net Assets								$34,764,687	100.0%

Investments Abbreviations:

SOFR - Secured Overnight Financing Role

Footnotes:

(a)	Value was determined using significant unobservable inputs.
(b)	Variable rate security. Rate shown is the rate in effect as of January 31, 2025.
(c)	This investment was made through a participation. See Note 1.
(d)	This investment has been commited to but has not been fully funded by the Fund as of January 31, 2025.
(e)	Rate listed is the annualized 7-day effective yield at January 31, 2025.

See accompanying Notes to Schedule of Investments.

Variant Alternative Lending Fund

Portfolio Allocation

January 31, 2025 - (Unaudited)

Investment Type as a Percentage of Total Net Assets As Follows:

Security Type/Sector	Percent of Total Net Assets
Money Market Instruments	81.7%
Credit Facilites	11.8%
Total Investments	93.5%
Other assets less liabilities	6.5%
Total Net Assets	100.0%

See accompanying Notes to Schedule of Investments.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited)

1. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK, which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited) (continued)

The Board has designated the Investment Manager as its valuation designee (“Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Designee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invest in generally do not have a readily available external price. Under these circumstances, the Valuation Designee determines in good faith that cost is the best fair value for such securities in absence of material changes in market interest rates, the facility’s pledged collateral, and/or the borrower’s ability to pay. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited) (continued)

Prior to investing in a wide range of private investment companies (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund bases its NAV on valuations of its interests in Underlying Funds provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Designee regarding appropriate valuations should prove incorrect.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited) (continued)

2. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited) (continued)

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost such as collectability or other credit issues.

Variant Alternative Lending Fund
Notes to Schedule of Investments
January 31, 2025 (Unaudited) (continued)

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of January 31, 2025.

Investments	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Credit Facilities	$-	$-	$4,096,132	$-	$4,096,132
Short-Term Investments	28,411,068	-	-	-	28,411,068
Total Investments	$28,411,068	$-	$4,096,132	$-	$32,507,200

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the period ended January 31, 2025:

	Credit Facilities	Total
April 30, 2024	$-	$-
Realized gains (losses)	-	-
Change in Unrealized gains (losses)	-	-
Transfer into level 3	-	-
Transfer out of level 3	-	-
Recategorized	-	-
Purchases	4,096,132	4,096,132
Sales	-	-
January 31, 2025	$4,096,132	$4,096,132

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at January 31, 2025	$-	$-

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of January 31, 2025:

Investment Category	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average[1]	Impact on Valuation from an increase in Input
Credit Facilities	$4,096,132	Market Approach	Recent transaction price	$100.00	$100.00	Increase

[1]	Unobservable inputs were weighted by the fair value of the instruments as of period ended January 31, 2025